UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2020
Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36558 (Commission File Number)	27-1996555 (I.R.S. Employer Identification No.)
________________________________________________________

One Manhattanville Road, Suite 202
Purchase, New York 10577
(Address of principal executive offices, including zip code)

(203) 861-0900
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company   ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 - Results of Operations and Financial Condition.

On June 15, 2020, Townsquare Media Inc. (the “Company”) issued a press release announcing operating results for the three months ended March 31, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Company uses the “Equity Investors” section of its website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Investors are urged to monitor the Company’s website for announcements of material information relating to the Company.

Item 8.01 - Other Events.

2020 Annual Meeting of Stockholders

The Company has scheduled its next Annual Meeting of Stockholders (the “2020 Annual Meeting”) for August 6, 2020. The record date, time and location of the 2020 Annual Meeting will be set forth in the proxy statement for the 2020 Annual Meeting to be distributed to stockholders prior to the meeting.

Stockholder Proposal Deadline under Rule 14a-8

Because the scheduled date of the 2020 Annual Meeting is more than 30 days after the anniversary date of the Company’s 2019 Annual Meeting of Stockholders, deadlines for stockholders to submit proposals for inclusion in the Company’s proxy statement for the 2020 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as set forth in the Company’s definitive proxy statement for the 2019 Annual Meeting of Stockholders, are no longer applicable. Pursuant to Rule 14a-5(f) under the Exchange Act, the Company is providing notice of revised deadlines for the submission of stockholder proposals in compliance with Rule 14a-8 of the Exchange Act in connection with the 2020 Annual Meeting. To be considered for inclusion in proxy materials for the 2020 Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the 2020 Annual Meeting must be received by the Company’s Secretary at One Manhattanville Road, Suite 202, Purchase, New York 10577 no later than June 25, 2020, which the Company believes to be a reasonable time before it expects to begin to print and send its proxy materials for the 2020 Annual Meeting. Any proposal received after such date will be considered untimely. All Rule 14a-8 proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

99.1	Press release, dated June 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial Officer

Date: June 15, 2020

Exhibit Index

Number	Exhibit

99.1	Press release, dated June 15, 2020